EXHIBIT 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Frederick D. Hrkac, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of BioSig Technologies, Inc. on Form 10-K for the fiscal year ended December 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of BioSig Technologies, Inc.

	By:	/s/ FREDERICK D. HRKAC
Date: April 16, 2024	Name:	Frederick D. Hrkac
	Title:	Principal Executive & Financial Officer